SIXTH AMENDMENT TO LEASE
                   DATE CHANGE/RENTAL ADJUSTMENT

That certain Lease dated 10/16/90 by and between Koll Copley partners and Petula Associates, Ltd., assigned to Petula Associates Ltd., an Iowa corporation and Principal Mutual Life Insurance company, an Iowa corporation doing business as KC Creekside Phase I, assigned to PS Business Parks, L.P., Landlord, and Protocol Systems, Inc., Tenant, is amended this 19th day of March, 1999 solely as hereinafter described.

1.h.  Term of Lease:
      8500 SW Creekside Place
      Renewal Commencement Date:           January 1, 2001
      Expiration Date:                     December 31, 2005


      8605 SW Creekside Place
      Commencement Date:                   April 1, 1999
      Expiration Date:                     December 31, 2005


1.i.  Base Monthly Rent:
      8500 SW Creekside Place
      January 1, 2001 - December 31, 2003  $61,581
      January 1, 2004                      No rent, operating expenses
                                            only
      February 1, 2004 - December 31, 2005 $67,996

      8605 SW Creekside Place
      April 1, 1999 - June 30, 1999        $10,220 and operating
                                            expenses on 14,000 s.f.
      July 1, 1999 - June 30, 2002         $29,279
      July 1, 2002                         No rent, operating expenses
                                            only
      August 1, 2002 - December 31, 2005   $32,329

All other terms and conditions of said Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

LANDLORD:        PS Business Parks, L.P., a California limited
                  Partnership
By:              Eileen Newkirk, Assistant Vice President
                 By PS Business Parks, Inc., its general partner

TENANT:          Protocol Systems, Inc.